1933 Act Registration No. 33-12911
                                              1940 Act Registration No. 811-5075

                   As filed with the Securities and Exchange
                          Commission on June 29, 1999.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.
                       Post-Effective Amendment No. 34           X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 36                  X

                              THE AAL MUTUAL FUNDS
               (Exact name of registrant as specified in charter)


                             222 WEST COLLEGE AVENUE
                         APPLETON, WISCONSIN 54919-0007
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                                 ROBERT G. SAME
                                    Secretary
                              THE AAL MUTUAL FUNDS
                             222 WEST COLLEGE AVENUE
                         APPLETON, WISCONSIN 54919-0007
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:  Continuous

It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b):
          X    on July 1, 1999 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1) on July 1, 1999 pursuant to paragraph (a)(1)
               75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              THE AAL MUTUAL FUNDS
                THE AAL U.S. GOVERNMENT ZERO COUPON TARGET FUNDS
                           Series 2001 and Series 2006
                              222 West College Ave.
                             Appleton, WI 54919-0007

                  800-553-6319 or 920-734-7633 TDD 800-684-3416

                                   PROSPECTUS

                                  July 1, 1999


The AAL U.S. Government Zero Coupon Target Funds invest primarily in zero coupon bonds. The Funds are designed for investors seeking high future returns from U.S. government securities with a reasonable assurance of receiving a targeted dollar amount, predictable at the time of investment, on a specific maturity date. Series 2001 matures on November 15, 2001, and Series 2006 matures on November 15, 2006.

PLEASE TAKE NOTICE

The Funds closed sales of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 to new shareholders and to existing shareholders for additional purchases effective May 31, 1993. Existing shareholders may purchases additional shares by reinvesting dividends and capital gains, if any, received on their existing accounts at net asset value. Although the Funds do not intend to do so, they may open sales in the future.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

RISK/RETURN SUMMARY
Investment Objectives/Goals
Principal Investment Strategies
Principal Risks
Risk/Return Bar Chart and Table
Fee Table

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS Investment Objectives
Investment Policies
Risks

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
Investment Adviser
Advisory Fee
Portfolio Manager

SHAREHOLDER INFORMATION
Pricing of Funds' Shares
How to Buy Shares
How to Redeem (sell) Shares
Dividends, Distributions and Taxes

DISTRIBUTION ARRANGEMENTS
Sales Charges (Loads)

FINANCIAL HIGHLIGHTS
Series 2001
Series 2006

RISK/RETURN SUMMARY
Investment Objective

The Funds seek high, relatively predictable investment returns from U.S. government securities over selected periods of time from two portfolios maturing in 2001 and 2006, assuming investors reinvest the dividends and capital gains distributed by the Funds.

Principal Investment Strategy

The Funds invest in a variety of U.S. government securities primarily (at least 80%) consisting of zero coupon bonds, 50% of which will mature within two years of the Funds' target dates.

Principal Risk

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. During periods of higher interest rates, the value of the bonds in the portfolios will tend to fall. Zero coupon bonds tend to fluctuate in value to a greater degree than bonds with fixed coupons. The Funds cannot assure that you will be able to sell your shares for more than you paid for them. You could lose money investing in the Funds.

Risk/Performance


The following bar charts and table illustrate the Funds' risks and performances for Series 2001 and 2006, respectively. The charts show changes in the total returns from calendar year to calendar year and the table compares the average annual returns for one, five and eight calendar year periods since inception for Series 2001 and 2006 to those of a broad market index for the same periods. However, please note that the past performance indicated in the charts and table do not indicate future performance for the Funds.


Charts


The chart below shows Series 2001's calendar year, total returns for the past eight calendar years.


                 The AAL U.S. Government Zero Coupon Target Fund
                                   Series 2001
                              Annual Total Returns

[Bar chart with following data:]


12/31/91  19.95%         12/31/92  7.03%          12/31/93  16.99%
12/30/94  (8.62)%        12/29/95  22.82%         12/31/96  0.89%
12/31/97  7.25%          12/31/98  8.07%

The bar chart does not reflect the 4.75% maximum sales loads. If the chart reflected sales loads, returns would be less than those shown. The Fund's year-to-date return as of March 31, 1999 was (0.22)%. During the eight-year period reflected in the bar chart, the best quarterly return was 9.00% and the worst quarterly return was (7.47)%.

The chart below shows Series 2006's calendar year, total returns for the past eight calendar years.


                 The AAL U.S. Government Zero Coupon Target Fund
                                   Series 2006
                              Annual Total Returns

[Bar chart with the following data:]


12/31/91  19.32%         12/31/92  8.58%          12/31/93  22.78%
12/30/94  (11.47)%       12/29/95  35.08%         12/31/96  (2.31)%
12/31/97  11.93%         12/31/98  14.51%

The bar chart does not reflect the 4.75% maximum sales loads. If the chart reflected sales loads, returns would be less than those shown. The Fund's year-to-date return as of March 31, 1999 was (3.86)%. During the eight-year period reflected in the bar chart, the best quarterly return was 11.48% and the worst quarterly return was (11.59)%.


Table


The table below compares the Funds' average annual total returns for the one, five and eight calendar year periods ended December 31, 1998, to those of the Lehman Brothers Aggregate Bond Index. Performance reflects the payment of the 4.75% maximum sales loads charged by the Funds on the purchase of new shares (currently, the Funds are closed to new investors).


Risk/Return Table

                             Average Annual Returns

                         for the Periods Ended 12/31/98


---------------------------------- ----------------- --------------- -----------

                                   One-Year          Five-Year       Inception

---------------------------------- ----------------- --------------- -----------
---------------------------------- ----------------- --------------- -----------

Series 2001                        2.93%             4.57%           8.55%

---------------------------------- ----------------- --------------- -----------
---------------------------------- ----------------- --------------- -----------

Series 2006                        9.03%             7.35%           11.29%

---------------------------------- ----------------- --------------- -----------
---------------------------------- ----------------- --------------- -----------

Lehman Brothers Aggregate*         8.69%             7.27%           8.82%

---------------------------------- ----------------- --------------- -----------

*    The index covers four major classes of fixed-income securities in the U.S.:
     U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

Expenses

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Funds' shares:

--------------------------------------------------------- ------------------------ --------------------------
Shareholder Fees                                          Target Fund              Target Fund
(fees paid directly from your investment)                 Series 2001              Series 2006
--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------
Maximum sales charge (load) imposed on purchases (as a    4.75%                    4.75%
percentage of offering price)
--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)             Target Fund              Target Fund
                                                          Series 2001              Series 2006
                                                          -----------              -----------
--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

Management fees*                                          0.50%                    0.50%

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

Distribution (12b_1) fees*                                0.10%                    0.10%

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

Other expenses**                                          1.00%                    0.97%

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------- ------------------------ --------------------------
--------------------------------------------------------- ------------------------ --------------------------

Total Fund operating expenses**                           1.60%                    1.57%

--------------------------------------------------------- ------------------------ --------------------------

* AAL Capital Management Corporation (AAL CMC), the Funds' adviser and distributor, voluntarily reimburses the Funds for its management and distribution (12b-1) fees. Although AAL CMC has no intention to do so, these reimbursements are voluntary and AAL CMC may reinstate these fees in the future.


** AAL CMC will pay all expenses of the Funds in excess of 1.00%. After giving effect to these voluntary expense reimbursements, the total Fund operating expenses were 1.00% and 0.97% for Series 2001 and 2006, respectively. AAL CMC makes monthly expense reimbursements to the Funds based on yearly projections. Sometime these forecasted monthly expense reimbursements are larger than the actual expense reimbursements required, resulting in lower total Fund operating expenses.


Example

This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------- ----------------------------------- ------------------
Time Period               Target Fund                         Target Fund
                          Series 2001                         Series 2006
------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

1 year                    $574                                $571

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

3 years                   $784                                $775

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

5 years                   $1,012                              $996

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

10 years                  $1,664                              $1,631

------------------------- ----------------------------------- ------------------
------------------------- ----------------------------------- ------------------

------------------------- ----------------------------------- ------------------


You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Funds have an objective of providing a high investment return over selected periods of time, consistent with investment in U.S. government securities. The Funds offer two series, Series 2001 and Series 2006. The series mature on a specified target date in each of those years. On the target date, a Fund will convert its assets to cash and distribute the proceeds to shareholders. The shareholders may chose to reinvest their proceeds, without a sales charge, in another series of The AAL Mutual Funds, which are described in a separate prospectus.

The Funds seek to return to investors a reasonably assured targeted dollar amount, predictable at the time of investment, on the specific target date in the future. To realize this return, you should plan to hold a Fund's shares until maturity and reinvest all dividends and distributions. However, the Funds cannot assure you that they will meet their investment objectives.

Implementation of Investment Objectives

The Funds invest at least 80% of their assets in U.S. government zero coupon securities. U.S. Government zero coupon securities include: U.S. Treasury notes and bonds, and U.S. Treasury Bills that have no coupons and are not entitled to income;

 The Funds invest at least 50% of their assets in zero coupon U.S. government securities maturing within two years of the Fund's target date. However, the Funds expect that under normal circumstances they will invest a much greater amount than 50%. The Funds may invest up to 20% in interest-paying U.S. Treasury notes and bonds and in repurchase agreements on interest paying U.S. Treasury notes and bonds. These interest-paying securities provide income for expenses, redemption payments and cash dividends of each Fund.

What Are Zero Coupon Securities?

Zero coupon securities are non-interest (non-cash) paying debt obligations that are payable in full (principal or par amount) at maturity. These securities include U.S. Treasury notes and bonds that do not have coupons and do not pay cash income, U.S. Treasury bills, individual interest coupons that trade separately and evidences of receipt of such securities. Unlike Treasury securities with coupons attached that generate periodic interest payments to the holders, zero coupon securities pay no cash income until their maturity date. Zero coupon securities are purchased at a substantial discount from their value at their maturity date. The discount is amortized over the life of the zero. When a zero is held to maturity, the entire return comes from the difference between the purchase price and the maturity value. Because this difference is known at the time of purchase, investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment.

Why Invest in Zero Coupon Securities?

You invest in zero coupon securities because you can predict the return (dollar amount) you will receive at maturity. An investment in zeros enables you to plan to meet future financial goals, such as your retirement, future anticipated expenses such as college education of children or grandchildren or the purchase of a home.

Due to the nature of zero coupon securities, the Funds can estimate daily a targeted dollar amount per share the Funds will receive on the target dates for each Fund. The difference between the targeted amount and the net asset value per share at the time of purchase is the projected return and is called anticipated growth. Anticipated growth will consist primarily of the estimated accretion (accumulation) of discount on the zero coupon securities in a Fund, and to a much lesser degree, of projected cash flow in income-producing securities in excess of estimated expenses.

On each business day, each Fund calculates its anticipated growth rate. This growth rate is the annualized growth rate investors can expect from the time they purchase a Fund's share until that Fund's target date. The Funds cannot guarantee this growth rate because it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the expense ratio and composition of a Fund's portfolio.

Quality

The Treasury obligations in which the Funds invest are backed by the full faith and credit of the U.S. government. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System with respect to such securities.

Risks

Interest Rate Risk

 Interest rate risk is the risk that a rise in the level of interest rates will reduce the market value (price) of securities held, particularly bonds, in a Fund's portfolio. Typically, a bond pays a fixed rate of interest (called the "coupon"). When interest rates rise in the economy the value of the coupon (the amount received on the bond periodically) falls in comparison. As a result, the price of the bond declines. The price of zero coupon bonds tend to fall even more dramatically because they do not pay periodic coupons. Zero coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Although investors may redeem shares on any business day at net asset value, a shareholder who redeems prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase. Redemptions prior to maturity may result in capital gains or losses which may be substantial.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. As the Funds move towards their maturity dates, the variability in the price of the securities in their portfolios should decline. The main risk is when you do not hold zero coupons until maturity. Because zero coupon securities do not make periodic interest payments, their market values decline more dramatically when interest rates rise than bonds that pays interest (coupon) on a current basis. The market value of zero coupon bonds also rise more dramatically than other bonds as interest rates fall.

To obtain the predicted return and reduce your exposure to the price volatility caused by changing interest rates, you should plan to hold the Funds' shares until maturity. You also should elect automatic reinvestment of dividends and distributions. If you hold shares to maturity and reinvest dividends and distributions you should experience a return consisting primarily of the accretion (or accumulation) of discount on the underlying securities in the Fund. The Funds, however, may invest up to 20% of its portfolio in interest paying U.S. government securities. As a result, the Funds cannot guarantee your total return, even if all shares are held until maturity and you have reinvested all dividends and distributions.

Reinvestment Risk

A portion of the total realized return from traditional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the investment's total return is uncertain even for investors holding the security until maturity. This uncertainty is commonly referred to as reinvestment risk, and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon security to maturity.

The Funds may invest up to 20% of their assets in interest paying U.S. government securities and repurchase agreements on such securities. As a result, the Funds will have some reinvestment risk. To reduce this risk, each Fund must invest at least half the market value of its net assets in zero coupon securities maturing within two years of the Fund's target date.

Portfolio Turnover

Because the Funds objective is to return a reasonably predictable return at maturity by purchasing predominantly zero coupon bonds, they should not have a high rate of turnover. Therefore, the Funds should not experience the higher transactional and potential tax consequences of frequent buying and selling of securities in their portfolios.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser


 AAL CMC serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (AAL) owns all of AAL CMC's shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the U.S. in terms of ordinary life insurance (nearly $82 billion in force). Membership is open to Lutherans and their families. AAL offers life, health, and disability income insurance and fixed annuities to its members and all members are part of one of approximately 9,500 local AAL branches throughout the U.S. Through AAL CMC, AAL offers The AAL Mutual Funds to Lutherans and their families. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of June 7, 1999, AAL Capital Management Corporation managed over $6.6 billion for The AAL Mutual Funds.


 The adviser's principal address is:

         AAL Capital Management Corporation
         222 West College Avenue
         Appleton, Wisconsin 54919-0007.

AAL's principal address is:

         AAL
         4321 North Ballard Road
         Appleton, Wisconsin 54919-0001.

Pursuant to an investment advisory agreement with The AAL Mutual Funds, AAL CMC manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds' daily business affairs, all subject to the supervision of The AAL Mutual Funds' Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions.

Year 2000

Year 2000 is approaching and AAL CMC is addressing potential problems that could affect its systems and those of The AAL Mutual Funds' other service providers, such as the Funds' transfer agent, Firstar Trust Company. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way the software encodes and calculates dates. AAL CMC has formed a committee that is reviewing its systems as well as actively working with The AAL Mutual Funds' other service providers to address the Year 2000 problem. At this time, however, we cannot assure that these steps will be sufficient to avoid any adverse impact on the Funds.

Advisory Fee


The Adviser receives an investment advisory fee computed separately and paid monthly for each Fund at the annual rate of 0.50 of 1% of the Fund's average daily net assets. At this time, the Adviser voluntary reimburses the Funds' advisory fee.


Portfolio Manager

Michael R. Hilt, CFA, has managed the day-to-day investments for the Funds since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc.

SHAREHOLDER INFORMATION

                               PLEASE TAKE NOTICE

Sales of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 were closed to new shareholders and to additional purchases of shares by existing shareholders effective May 31, 1993. Purchases of shares by reinvestment of dividends and capital gains, if any, in existing shareholder accounts will continue to be allowed and will be at net asset values. Although there is no intent to do so, sales of the Funds could be reopened in the future. The discussion elsewhere herein as to the purchase of shares of the Funds is qualified by the foregoing limitations.

Pricing of Funds' Shares

The price of a Fund's share is based on the Fund's net asset value. The Funds determine the net asset value (NAV) per share once daily at the close of trading on the New York Stock Exchange (NYSE) (normally 3:00 p.m. Central Time). The Funds do not determine NAV on holidays observed by NYSE. To determine the NAV, the Funds value their securities at current market value using readily available market quotations. The Funds value securities that do not have readily available market quotations at fair value as determined in good faith by or under the direction of The AAL Mutual Funds' Board of Trustees. The Funds may use pricing services as approved by the Board of Trustees to determine the net asset value of their securities.

The price at which you purchase or redeem shares of the Funds is based on the NAV as next determined after the Funds have received your payment or your redemption request.

How to Buy Shares

Initial Purchases in New Accounts

The Funds offer the sales of their shares through AAL CMC, as the distributor, and your AAL CMC registered representative. You may make initial purchases of the Funds' shares by mail (including private mail delivery services) or by wire.

The Funds require a separate account registration for each individual account, joint account, fiduciary account, custodial accounts for minors and tax-deferred accounts (for example, IRA, 403(b)(7) custodial accounts, and pension and profit sharing plans). The Funds may require additional documentation for some of these accounts. You should consult your legal adviser if you have questions regarding the type of registration best suited for your needs. All accounts, but especially fiduciary accounts, custodial accounts for minors, and tax-deferred accounts, may impose legal requirements, and result in income, gift and estate tax consequences which are the sole responsibility of shareholders and their professional advisers. Neither the Funds nor AAL CMC and its registered representatives provide legal or tax advice to shareholders. You may obtain further information on the documents required to open your account from your registered representative or AAL CMC through the Mutual Fund Service Center at 800-553-6319.

Initial Purchases by Mail

Initial purchases by mail may be made by sending a check, made payable to The AAL Target Fund Series 2001 or The AAL Target Fund Series 2006, along with a completed shareholder application and new account form to:

AAL Capital Management Corporation 222 West College Avenue Appleton, WI 54919-0007 Attention: New Accounts

You must complete a separate application and new account form for each different account registration in the Funds. A separate check should accompany each application. You should make the check payable to the name of the Fund in which you are investing, or if you are purchasing more than one Fund using a single application, you may send one check payable to "The AAL Mutual Funds" for the total amount invested.

Initial Purchase by Wire

You may make Initial purchases of the Funds' shares by wire transfer by taking the following three steps:

(1) Telephone the AAL CMC through the Mutual Fund Service Center at 800-553-6319 or 414-734- 7633 and provide your account registration, address, social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted at your bank in connection with the purchase;

(2) Instruct your bank (which must be a member of, or have a corresponding relationship with a member of the Federal Reserve System) to wire federal funds as follows:

         Firstar National Bank
         ABA No. 0750-00022
         For Credit to Firstar Trust Co.
         Acct. No 112-950-027

         For Further Credit to The AAL U.S. Government Zero Coupon Target Fund (specify target year)
         Account Registration (name(s) of shareholder); and

(3) Complete the application form and mail it immediately to:

         AAL Capital Management Corporation
         222 West College Ave.
         Appleton, WI 54919-0007

Additional Purchases in Existing Accounts

After you have opened an account with The AAL Mutual Funds, you may purchase additional shares in your account by mail or wire.

Additional Purchase by Mail

Payment for additional purchases in existing Fund accounts should be sent directly to the Funds' transfer agent at the following address:

         The AAL Mutual Funds
         c/o Firstar Trust Company
         615 E. Michigan Street
         P. O. Box 2981
         Milwaukee, WI 53201-2981

Please indicate your AAL Mutual Fund account number on the face of all subsequent investment checks and make your check payable to the specific Fund in which you are investing. If you have more than one account, always verify that you are investing in the proper account. This will help to ensure the proper handling of the transaction.

Additional Purchase by Wire

You may make additional wire purchases in an existing Fund account by following Step (2) of the wire transfer instructions shown for "Initial Purchase by Wire" above, and in addition, by providing your existing Fund account number.

The Funds' transfer agent, Firstar Trust Company, must receive your wire order funds in its offices prior to the close of the NYSE (normally 3:00 p.m. Central
Time), to purchase shares on that day. Funds received after the close of the NYSE will purchase shares on the following day at the following day's price.

Minimum Purchase Amounts

The following minimum amounts apply to purchases of shares of each Fund:

Minimum Purchase Amount per Account per Transaction*
----------------------------------------- ----------------- -------------------
Account                                   Initial Purchase  Additional Purchase
----------------------------------------- ----------------- -------------------
----------------------------------------- ----------------- -------------------
Regular Account                                     $1,000                 $50
----------------------------------------- ----------------- -------------------
----------------------------------------- ----------------- -------------------
IRA or other Retirement Plan Account                   250                  50
----------------------------------------- ----------------- -------------------
----------------------------------------- ----------------- -------------------
Automatic Investment Plan                                0                  25
----------------------------------------- ----------------- -------------------

* Minimum amounts may be waived for qualified group retirement plans and payroll deduction plans with prior approval or when required by law.

Other Purchase Information

Shareholders begin earning income on the business day following the date that payment for the purchase is received by the Funds' transfer agent. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds do not accept cash and travelers checks. If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees incurred. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 12 days or until your check has cleared, if later. The Funds will mail a written confirmation of purchase to you, usually within two business days following your purchase date.

The Funds only issue share certificates upon written request and then only for full, not fractional shares. The Funds require a new written request for a share certificate for each subsequent purchase. There is no charge for the issuance of share certificates. If share certificates have been requested or issued, certificates must be delivered to the transfer agent, Firstar Trust Company, in negotiable form prior to redemptions, transfers or exchanges.

The deposit in the mail or with a delivery services, or receipt at a Post Office Box, of purchase applications or redemption requests, do not constitute receipt by the Funds, the distributor or the transfer agent. The legal effect of posting for other purposes, such as the April 15th IRA deadline, shall be determined by the applicable laws then in effect.

The Funds reserve the right to suspend the offering of shares for a period of time. They also reserve the right to reject any specific purchase of shares.

Automatic Investment Plans

The AAL Mutual Funds offer several Automatic Investment Plans available to make periodic investing more convenient. These Plans do not need an initial investment. It takes 12 days from the time you invest for the transfer agent to validate any electronic transfer. This will cause some delay in your ability to write checks on an AAL Money Market Fund Account or to redeem or transfer from your account.

The Bank Draft Plan

Investors who wish to make regular additional investments in an existing Fund Account may do so through the Funds' Bank Draft Plan. Under this Plan the Funds will draft an investor's bank checking or savings account in the amount specified -- which may not be less than $25 per account -- on specified dates, up to two transactions per month (at least 10 days apart), and have the proceeds invested in shares of the specified Fund at the applicable offering price determined on the date of the draft. To use this Plan you must authorize the Plan on your application form, or subsequently in writing, and submit additional documents. Your instructions to establish a Bank Draft Plan or to change the Bank on an existing Plan, must be received by the Funds' transfer agent at least 13 business days prior to the transaction date. Your instructions for stopping a Bank Draft Plan or changing the dollar amount on an existing Plan must be received by the Funds' transfer agent at least 5 business days prior to the transaction date. For further information contact AAL Capital Management
Corporation (Mutual Fund Service Center -- 800-553-6319) or your Registered Representative. Instructions for changes, additions or termination of a Bank Draft Plan must be in writing and signed by all bank account owners.

The Capital Builder Plan

The Capital Builder Plan also allows investors to make regular automatic investments in an existing account in The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond or U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 by redemption of shares from their AAL Money Market Fund. The Capital Builder Plan Allows investors to select the transaction date. If you do not select the date, it will automatically be drawn from your account on the 15th of the month. All such investments will be subject to the applicable sales charge. These transactions must meet the minimum purchase amounts described above. To start, stop or change the plan, you must notify The Funds at least 24 hours prior to the transaction date.

Payroll Deduction Savings and Investment Plan


The Payroll Deduction Savings and Investment Plan allows employees of AAL, employees of Lutheran-affiliated institutions, and Lutheran employees whose employers agree to participate , to invest in The Funds through direct deduction from their paychecks or commission checks.


Prestige Account

Investors who maintain a significant share balance will be provided with additional benefits, including personal attention from Prestige Account Representatives, an exclusive toll-free telephone number, personalized investment analysis, complimentary financial information, a Prestige Account organizer and more. Your AAL Capital Management Corporation Registered Representative can provide more detailed information.

Retirement Plans

AAL members and their enterprises and Lutheran organizations may establish their own individual or business retirement plans, with assets invested in The AAL Mutual Funds.

     IRA (Individual Retirement Account)

     "rollover" IRA

     Roth IRA (annual contributions are not tax deductible but distributions may not be subject to income tax)

     Education  IRA  (annual   contributions   are  not  tax   deductible,   but
     distributions may not be subject to income tax)

     SEP-IRA (Simplified Employee Pension Plan) -- No new plans may start after 1996, but existing plans may continue

     SARSEP-IRA (Salary Reduction Simplified Employee Pension Plan) -- No new plans may start after 1996, but existing plans may continue

     SIMPLE-IRA (Savings Incentive Match Plan for Employees)

     403(b)(7) Custodial Account (for employees of public schools and certain non-profit organizations)

     Money Purchase Pension Plan

     Profit Sharing Plan

     401(k) Plan

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another or transferring shares from a regular account to an IRA or adding a joint owner, will affect your account options because a new account is actually created. Account options such as an automatic investment plan are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your local Registered Representative or the Mutual Fund Service Center at 800-553-6319. When making these types of changes, please use The AAL Mutual Funds Account Change Request, which is available from your local Registered Representative or from the Mutual Fund Service Center.

How to Redeem (Sell) Shares

Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Although investors may redeem shares on any business day at net asset value, a shareholder who redeems prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase.

Redemption by Mail

Shareholders of any of the Funds may have their shares redeemed at any time at the net asset value per share next determined after a written request and all additional documents, if required, are received in proper form by the Funds' transfer agent.

The Funds base payment for shares presented for redemption at a Fund's net asset value next computed after a request is received in proper form by the transfer agent. Shareholders earn income and receive dividends paid on funds through the date of redemption. The Funds will mail payment proceeds within seven days following receipt of all required documents. The Funds may postpone payment or suspend the right of redemption in unusual circumstances. When you purchase shares by check, The Funds may delay payment for redemption requests for the shares purchased for 12 days or until your check has cleared, if later.

You may redeem shares of any of the Funds by mail, by sending a written request for redemption to:

         The AAL Mutual Funds
         c/o Firstar Trust Company
         615 East Michigan Street
         P. O. Box 2981
         Milwaukee, Wisconsin 53201-2981

In your redemption request, you must include your shareholder account number, specify the dollar or share amount you wish to redeem. You and any other persons registered as shareholders on the account must sign your redemption request. You must sign the request exactly as the account is registered. If you wish to redeem shares with a value in excess of $25,000, you must have your signature(s) guaranteed. The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so. Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions. Please note that a signature guarantee is not the same as a notarized signature. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary. If you wish to redeem an IRA or other retirement plan you must indicate on the redemption request whether or not federal income tax should be withheld. Redemption requests that fail to indicate an election not to have federal tax withheld will be subject to withholding.

Telephone Redemptions

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined. If you do not want the telephone redemption option, please call the AAL Mutual Fund Service Center at 800-553-6319. By accepting this privilege, you assume some risks for unauthorized transaction. Once a telephone request has been made, it cannot be canceled or modified! See Telephone Transactions. AAL Capital Management Corporation has implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized designations and supplying transaction verification information.

Telephone Redemptions and Checks Mailed

The following conditions apply to telephone redemptions described above:

a) Telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;

b)   There has been no change of address in the preceding 60 days;

c)   The request is for $25,000 or less;

d)   Retirement plan accounts are not eligible;

e)   Shares to be redeemed cannot be in certificate form; and

f) Only one telephone redemption is permitted within any 30 day period for each authorized account.

Telephone Redemptions by Bank Wire

a) Existing shareholders must send The AAL Mutual Funds Application or Account Change Request with the appropriate section completed prior to exercising the privilege of wire redemption to:

                  Firstar Trust Company
                  615 E. Michigan Street
                  P. O. Box 2981
                  Milwaukee, WI 53201-2981.

b)   Wire redemptions can be made for any amount.

c)   A $12.00 fee is assessed for redemptions by wire.

d) Requests received in good order before the close of the NYSE (usually 3:00 p.m. Central time) receive that day's price.

If an account has multiple owners, AAL Capital Management Corporation may rely on the instructions of any one account owner. This privilege may not be available on all retirement plan accounts.

Reinstatement Privilege

So long as sales of the Funds are closed, the following reinstatement privilege does not apply.

A shareholder who redeems shares in a Fund on which a commission has been paid may, within 60 days after the date of redemption, reinstate any portion or all of a redemption in shares of a Fund (in the same Fund and with the same registration) without sales charges at net asset value next determined after receipt by the transfer agent of a written request for reinstatement together with a check for the amount to be reinstated. This reinstatement privilege is available only once with respect to any one shareholder account. Reinvested funds must be provided by a single check. In order to receive the reinvestment privilege, shareholders must clearly state in writing at the time of purchase that they qualify for the privilege.

Any gain recognized on a redemption is taxable despite the reinstatement in a Fund. Any loss realized as a result of a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired on reinstatement.

Involuntary Redemption

Because all account owners share the high cost of maintaining accounts with low balances, the Funds reserve the right to involuntarily redeem a shareholder's account, other than a retirement plan account, at any time the value of the account falls below $250 as a result of redemption. Shareholders will be notified in writing of any planned involuntary redemption and will be allowed 30 days to increase the account balance above the stated minimum before the redemption is processed.

Exchange Privilege

Exchanges by Mail

Shares of the Funds held for at least 12 days may be exchanged for shares of any other AAL Mutual Fund (Class A shares only) with the same registration, without additional sales charge, at the net asset value per share next computed after receipt of a written exchange request in proper form by the transfer agent.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Because the Funds invest primarily in zero coupon securities, the net asset value per share may fluctuate substantially prior to the maturity date. Therefore, a shareholder who exchanges shares of a Fund prior to maturity may experience a significantly different investment return than was anticipated at the time of purchase.

In addition to the two series of The AAL U.S. Government Zero Coupon Target Funds, ten other AAL Mutual Funds currently are offered. They are: The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds. Shareholders interested in exchanging into any of these Funds should contact the Mutual Fund Service Center at 800-553-6319, or their AAL Capital Management Corporation Registered Representative for a current prospectus prior to making an exchange.

 Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds' Trustees determine that continuing the privilege may be detrimental to shareholders.

Telephone Transactions

You can sell or exchange shares by phone. By doing so, you assume some risks for unauthorized transactions. AAL Capital Management Corporation has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information, restricting transmittal of redemption proceeds to pre-authorized designations, and supplying transaction/taping identification numbers and/or symbols. Please note, however, that The AAL Mutual Funds, AAL Capital Management Corporation, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

Exchanges by Telephone

Telephone exchanges (transactions in which the registration does not change) are subject to the requirements described above, and additional requirements as follows.

Shareholders may exchange shares for which certificates have not been issued by telephoning the Mutual Fund Service Center at 800-553-6319 or 920-734-7633. Telephone exchange requests received prior to the close of the NYSE (usually 3:00 p.m. Central Time) will be made at the net asset value per share next determined that day.

Telephone exchanges will be permitted only if the shareholder elects the telephone exchange option on his initial purchase application, or requests the telephone exchange privilege in a subsequent written request, signed by all registered owners, with all signatures guaranteed.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Mutual Fund Service Center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

Dividends, Distributions and Taxes

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions. You will be subject to taxes on all dividends and distributions whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine, its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request.

A shareholder's projected return at maturity assumes the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than was anticipated at the time of purchase.

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code. Shareholders are provided annually with full information on income and capital gains distributions for tax purposes. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Under federal income tax laws, a portion of the difference between the purchase price of zero coupon securities and their face value is considered to be income to a Fund each year, even though the Fund will not in each year receive cash interest payments from these securities.

 The Funds must distribute substantially all their net investment income each year, including the imputed income (the accrued interest for that year from the discount on purchases) from their zero coupon investments. Because of its imputed income, each Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash interest a Fund actually received. Such distributions may come from cash assets or from liquidating some portfolio securities. If securities are liquidated, a Fund may realize a gain or loss from the sale. As with all funds distributing taxable income, tax-paying investors in the Fund will be subject to income taxes on income and capital gain distributions whether they elect to take them in cash or have them reinvested.

If the Funds hold zero coupon bonds until maturity, they should not realize capital gains on these securities. However, if a Fund has to sell zero coupon securities to meet redemptions prior to their maturity (and the target date of the Fund) the value the Fund receives for the securities sold may reflect a premium over the principal and interest. This may happen particularly when interest rates are lower at the time of redemption. As a result, redemptions of shares prior to the target date may result in greater capital gains to the Fund, which would be distributed to the shareholders, than would otherwise have been realized. Capital gains distributed to shareholders result in a taxable event in the year of distribution.

Other Tax Information

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds' shareholder application includes the required certification.

No attempt is made herein to provide information as to state and local tax consequences of ownership of shares of the Funds. Investors should consult their personal tax adviser to determine the consequences of state and local taxes.

DISTRIBUTION ARRANGEMENTS

Sales Charges (Loads)

The public offering price of the shares of the Funds is the net asset value per share next computed after receipt of an order in proper form by the Funds' transfer agent plus a sales charge received by the distributor, AAL CMC. The sales charge is expressed as a percentage of the public offering price, and the net amount invested, in the table below:



----------------------------------------------------------- ------------------------------ -----------------------------
                                                            Sales Charge as a % of         Sales Charge as a % of Net
Amount of Purchase                                          Public Offering Price          Amount Invested
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
Less than $25,000                                           4.75%                          4.99%
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
$25,000 or more, but less than $100,000                     4.50%                          4.71%
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
$100,000 or more, but less than $250,000                    3.50%                          3.63%
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
$250,000 or more, but less than $500,000                    2.00%                          2.04%
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
$500,000 or more, but less than $,1,000,000                 0.50%                          0.50%
----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------ -----------------------------
----------------------------------------------------------- ------------------------------ -----------------------------
$1,000,000 or more*                                         No Load                        No Load
----------------------------------------------------------- ------------------------------ -----------------------------

* Registered Representatives may receive, from the distributor, compensation not exceeding 0.25 of 1% of amounts invested at this purchase level.

Trustees, directors, and employees of the Funds and the adviser, as well as persons licensed to receive commissions for sales of The AAL Mutual Funds, may not pay a sales charge on their purchases or on the purchases made by family members residing with them. We reserve the right to change or stop these reductions at any time. We will notify you in advance of any changes.

Reduced Sales Charges

Investors may benefit from a reduction of the sales charges shown in the above table through several purchase plans which are described below. To receive the benefit of a reduced sales charge, a shareholder must inform the Funds' transfer agent in writing at the time of the new purchase that the purchase qualifies for a reduced sales charge and provide substantiating information. Reduced sales charge provisions may be modified or terminated at any time on notice to shareholders.

AAL branches, Lutheran congregations, Lutheran charitable organizations, charitable remainder unitrusts and other charitable organizations sponsored by or affiliated with Lutheran congregations, which qualify for tax exemption under
Section 501(c)(3) or (13) of the Internal Revenue Code, will be charged one-half of the standard sales charge for purchase of the Funds, except that no reduction will be given in connection with 403(b)(7) custodial accounts, which are individual custodial accounts. Qualifying charitable non-profit organizations will generally include churches, schools, colleges, seminaries, cemetery funds, and foundations organized for charitable purposes. Lutheran organizations qualified to receive the reduced sales charge must include substantiating information at the time of purchase. The reduced sales charges, expressed as a percentage of the public offering price and the net amount invested, for this exception to the standard sales charges are as follows:

------------------------------------------- ------------------------------ ------------------------ --------------------------
                                                                           Sales Charge as a % of    50% Sales Charge as a %
                                            Sales Charge as a % of         Net Amount Invested       of Public Offering Price
Amount of Purchase                          Public Offering Price
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
Less than $25,000                           2.375%                         2.430%                   1.187%
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
$25,000 or more, but less than $100,000     2.250%                         2.302%                   1.125%
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
$100,000 or more, but less than $250,000    1.750%                         1.781%                   0.875%
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
$250,000 or more, but less than $500,000    1.000%                         1.010%                   0.500%
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
$500,000 or more, but less than             0.250%                         0.250%                   0.125%
$,1,000,000
------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------

------------------------------------------- ------------------------------ ------------------------ --------------------------
------------------------------------------- ------------------------------ ------------------------ --------------------------
$1,000,000 or more                          No Load                        No Load                  No Load
------------------------------------------- ------------------------------ ------------------------ --------------------------

Right of Accumulation.


An investor with multiple accounts and investors who are related and living within the same household may "link" their accounts in the Funds and in the other AAL Mutual Funds so they are eligible for a reduced sales charge based on the current value of shares owned, computed at the public offering price, plus the amount of the new investment. The AAL Money Market Fund shares may be included if they were acquired in a simultaneous transaction (i.e. exchange) in which shares of another AAL Mutual Fund on which a sales charge was paid are redeemed and the proceeds of sale were used to purchase AAL Money Market Fund shares. SEPs, SARSEPs and 403(b)(7) custodial accounts (except individual IRAs) are linked with all other accounts in the plan and therefore may not be linked with individual accounts. Accounts of institutional trustees will not be linked, except within individual trusts. Please refer to the table on page 25 for the sales charges, expressed as a percentage of the public offering price and the net amount invested, at the different breakpoint levels.


Letter of Intent

Investors who establish a total investment goal in shares of any of The AAL Mutual Funds (except The AAL Money Market Fund) of $25,000 or more to be made over a 13-month period may purchase shares during this period at the reduced sales charge applicable to the goal amount. To meet the Letter of Intent goal, the investment amount must be fully invested at some point in time during the 13-month period. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal. Sales charges on prior purchases will not be recalculated or refunded. All shares of the Funds with the same registration, and shares in accounts which have been "linked" under the Right of Accumulation, which are purchased during the 13-month period, and still owned, will be included at the purchaser's cost in determining the applicable sales charge, provided, however, that AAL Money Market Fund shares may be included only to the extent they were acquired in a simultaneous transaction (i.e. exchange) in which shares of another AAL Mutual Fund, on which a sales charge was paid, are redeemed and the proceeds of sale were used to purchase the Money Market Fund shares. The Letter of Intent option is not available on 403(b)(7) custodial accounts, SEP-IRAs or SARSEP-IRAs. Please refer to the table on page 19 for the sales charges, expressed as a percentage of the public offering price and the net amount invested, at the different breakpoint levels above $25,000.

A Letter of Intent does not obligate the investor to buy any Fund shares. However, if the goal amount is not purchased during the term of the Letter of Intent, the sales charge will be recalculated and charged at the rate applicable to the shares actually purchased, and the difference between the sales charge paid and the sales charge due will be charged against the account. During the term of the Letter of Intent, the transfer agent will escrow shares totaling 5% of the investment goal indicated in the Letter of Intent to cover any additional sales charge which may become due, and will redeem the number of shares necessary to pay the additional sales charge after expiration of a Letter of Intent if the goal amount is not met. A Letter of Intent will be considered in default and the additional sales charges will be recovered if redemptions reduce the account value below 5% of the investment goal during the 13-month period.

Distribution (12b-1) Fees

In addition to the sales charge deducted at the time of purchase, each of the Funds is authorized under a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The Plan permits payments to be made by each of the Funds to the distributor to reimburse it for expenditures incurred by it in connection with the distribution of each of the Funds' shares to investors. These payments include, but are not limited to, the payment of compensation to selling representatives (excluding the initial sales charge), advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan, and performing other promotional or advertising activities on behalf of each of the Funds. Plan payments may also be made to reimburse the distributor for its overhead expenses related to distribution of the Funds' shares. No reimbursement may be made under the Plan for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Distribution fees paid by one Fund may not be used to finance distribution of shares of another Fund. Under the Plan, the payments may not exceed an amount computed at an annual rate of 0.10 of 1% of the average daily net assets of each Fund. The Plan is subject to review and annual approval by the Board of Trustees.

Because the Funds' shares are no longer being sold, the distributor is waiving its distribution (12b-1) fees under the distribution plan. The distributor will not reinstate the receipt of such fees as long as the Funds remain closed to no new sales.

FINANCIAL HIGHLIGHTS

Series 2001

The financial highlights table is intended to help you understand The AAL U.S. Government Zero Coupon Target Fund, Series 2001's performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling 800-553-6319.

                                                     Year     Year     Year     Year    Year
                                                     Ended    Ended    Ended    Ended   Ended
                                                     4/30/99  4/30/98  4/30/97  4/30/96 4/30/95
Per-Share Data [in $ dollars]
Net Asset Value - Start of Period                    $10.61   $10.38   $10.55   $10.37  $10.54
Income from Investment Operations
     Net Investment Income (Loss)                    0.64     0.63     0.64     0.65    0.66
     Net Realized and Unrealized Gain (Loss)         0.02     0.30     (0.07)   0.33       -
                                                     --------------------------------------------
Total From Investment Operations                     0.66     0.93     0.57     0.98    0.66
Distributions
     Dividends from Investment Income - Net          (0.64)   (0.63)   (0.64)   (0.76)  (0.66)
     Distributions from Capital Gains                (0.04)   (0.07)   (0.10)   (0.04)  (0.17)
                                                     -----------------------------------------
Total Dividends and Distributions                    (0.68)   (0.70)   (0.74)   (0.80)  (0.83)
Net Asset Value - End of Period                      $10.59   $10.61   $10.38   $10.55  $10.37
Total Return(1)                                      6.23%    9.17%     5.42%   9.23%   6.82%

Supplemental Data and Ratios
Net Assets at End of Period (in millions)            $1,546   $1,525   $1,711   $1,811  $1,755
Ratio of Expenses to Average Net Assets(2)           1.00%    0.77%    0.97%    1.00%   1.00%
Ratio of Investment Income (Loss)   to
     Average Net Assets(3)                           5.88%    6.16%    6.08%    5.84%   6.50%
Portfolio Turnover Rate                              0.00%    0.00%    0.00%    0.00%   0.00%

(1)  Total Returns are based on net amount invested for a one-year period.
(2) Computed after giving effect to the adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been as follows: 1.00% 0.84% 0.99% 1.74% 2.00%
(3) If the Funds had paid all of their expenses, the ratio of net investment income to average net assets would have been as follows: 5.88% 6.10% 6.07% 5.10% 5.51%

Series 2006
The financial highlights table is intended to help you understand The AAL U.S. Government Zero Coupon Target Fund, Series 2001's performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling 800-553-6319.

                                                     Year     Year     Year     Year    Year
                                                     Ended    Ended    Ended    Ended   Ended
                                                     4/30/99  4/30/98  4/30/97  4/30/96 4/30/95
Per-Share Data [in $ dollars]
Net Asset Value - Start of Period                    $12.13   $11.24   $11.33   $10.93  $10.96
Income from Investment Operations
     Net Investment Income (Loss)                    0.71     0.70     0.71     0.71    0.73
     Net Realized and Unrealized Gain (Loss)         0.36     1.00     0.08     0.65     0.18
                                                     ----------------------------------------
Total From Investment Operations                     1.07     1.70     0.79     1.36    0.91
Distributions
     Dividends from Investment Income - Net (0.71)   (0.70)   (0.71)   (0.87)   (0.73)
     Distributions from Capital Gains                (0.10)   (0.11)   (0.17)   (0.09)  (0.21)
                                                     -----------------------------------------
Total Dividends and Distributions                    (0.81)   (0.81)   (0.88)   (0.96)  (0.94)
Net Asset Value - End of Period                      $12.39   $12.13   $11.24   $11.33  $10.93
Total Return(1)                                      8.69%    15.30%    6.84%   11.80%  9.05%

Supplemental Data and Ratios
Net Assets at End of Period (in millions)            $1,575   $1,616   $1,453   $1,480  $1,400
Ratio of Expenses to Average Net Assets(2)           0.97%    0.82%    1.00%    1.00%   1.00%
Ratio of Investment Income (Loss)   to
     Average Net Assets(3)                           5.51%    6.03%    6.22%    5.83%   6.95%
Portfolio Turnover Rate                              0.00%    0.00%    0.00%    0.00%   0.00%

(1)  Total Returns are based on net amount invested for a one-year period.
(2) Computed after giving effect to the adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been as follows: 0.97% 0.90% 1.17% 2.07% 2.49%
(3) If the Funds had paid all of their expenses, the ratio of net investment income to average net assets would have been as follows: 5.51% 5.96% 6.04% 4.76% 5.46%




You will find additional information about the Funds that supplements information in the prospectus in the statement of additional information. Also, you will find additional information about the Funds' investments in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year. The Funds' statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call 800-553-6319 (TDD-800-684-3416).

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information upon payment of a duplication fee by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, D. C. 20549 - 6009.


Investment Company Act File No. 811-5075

                              THE AAL MUTUAL FUNDS
                 THE AAL U.S.GOVERNMENT ZERO COUPON TARGET FUNDS
                           Series 2001 and Series 2006
                              222 West College Ave.
                             Appleton, WI 54919-0007
                   Telephone: (800) 553-6319 TDD: 800-684-3416

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated July 1, 1999

This statement of additional Information is not a prospectus, but provides additional information to supplement the prospectus for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, dated July 1, 1999. You should read the statement of additional information in conjunction with the prospectus, and any supplements thereto. You may obtain the Funds' prospectus at no charge by writing or telephoning the Funds at the address and telephone number above.


In this Statement of Additional Information, The AAL Mutual Funds are referred to as the "Trust," and The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006 are referred to collectively as the "Funds" or individually as a "Fund."


The Funds have incorporated by reference financial statements, notes to financial statements and report of independent accountants for the Funds included in the Annual Report to Shareholders of the Trust, for the year ended April 30, 1999.

Table of Contents

                                                                           Page
Prospectus Page

Fund History

Description of the Fund and Its Investments and Risks

Management of the Fund

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Capital Stock and Other Securities

Purchases, Redemptions and Pricing of Shares

Taxation of the Fund

Underwriters

Calculation of Performance Data

Financial Statements

HISTORY OF THE FUNDS

The AAL U.S. Government Zero Coupon Target Funds (the Funds) are two series of The AAL Mutual Funds (the Trust). The Trust is a Massachusetts Business Trust, which was organized on June 9, 1987. The Trust has different series of shares. The Trust refers to each series as a fund. In addition to The AAL U.S. Government Zero Coupon Target Funds, ten other AAL Mutual Funds (series) exist (available in both Class A, Class B and Institutional shares). The following other series are described in separate prospectuses: The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth Fund, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds.

Shares of The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, became available to the public on November 14, 1991. The Funds closed sales to new shareholders and to additional purchases by existing shareholders on May 31, 1993, except for automatic investment plan purchases. The Funds allowed automatic investment plan purchases to continue through June 30, 1993. The Funds allow existing shareholders to continue their purchases of shares by reinvesting dividends and capital gains, if any, at net asset value in their existing shareholder accounts.

The AAL Mutual Funds offer investment opportunities to eligible Lutherans (including their families and their enterprises), and to Aid Association for Lutherans (AAL) members and employees. The Funds also offer investment opportunities to AAL branches, Lutheran congregations and trusts, employee benefit plans and organizations sponsored by or affiliated with Lutheran congregations. Lutheran investors in The AAL Mutual Funds are eligible for associate membership in Aid Association for Lutherans ("AAL"), which entitles them to become a part of one of approximately 9,750 local AAL branches throughout the U.S. Through these branches and AAL, members help each other, aid Lutheran congregations and their institutions and reach out to their communities through charitable, educational, social, benevolent, fraternal and patriotic programs.

FUNDS' ORGANIZATION AND DESCRIPTION AND THEIR INVESTMENTS AND RISKS

The Funds' Classification

The U.S. Government Zero Coupon Funds, Series 2001 and 2006 are open-end mutual funds, meaning that they continuously issue redeemable shares representing interests in the Funds' underlying portfolio of U.S. government securities.

Other Investment Strategies and Risks

The following information supplements the information provided in the prospectus on the Funds' principal investment strategies and risks.

Zero Coupon Securities

The Funds invest at least 80% of a Fund's net assets in U.S. government zero coupon securities. At least 50% of each Fund's net assets will be invested in U.S. government zero coupon securities maturing within two years of the Fund's target date.

In addition to the types of U.S. government zero coupon securities discussed in the prospectus, zero coupon securities may include U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities, (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The staff of the Securities and Exchange Commission no longer considers "TIGRS" and "CATS" government securities.

The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Repurchase Agreements

The Funds may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the current agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time. The specified period of time is usually one week, but on occasion the period may be for a longer period. The Funds require continual maintenance of collateral (in cash or U.S. government securities) held by the custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of the repurchase agreement.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, declines in their value, and losses of interest. The Funds' adviser maintains procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No Fund may invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in securities subject to legal or contractual restrictions on resale.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds only purchase on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. The Funds may sell the securities before settlement date if the adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, the Fund will have its custodian identify liquid assets having a value at least as great as the purchase price on its books throughout the period of the obligation.
The use of these investment strategies may increase net asset value fluctuation.

Short-term Trading

Although there is no present intention to do so, the Funds, consistent with their investment policies, may engage in short-term trading (selling securities for brief periods of time, usually less than three months). The Funds will only engage in short-term trading if the adviser believes that such transactions, net of costs, would further the attainment of their investment objectives. For example, the needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates. These market dislocations have presented market trading opportunities. Such market dislocations might result from a broker needing to cover a substantial short position in a security or an abnormal demand for a security created by an unusually large purchase or sale by an institutional portfolio manager. The Funds cannot assure that such dislocations will occur in the future or that they will be able to take advantage of them. The Funds will limit their voluntary short-term trading, if any, to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code.

Lending Portfolio Securities

Although there is no present intention to do so, the Funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. The adviser will monitor the creditworthiness of firms with which the Funds engage in securities lending transactions. In doing so, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.

The adviser will monitor the creditworthiness of firms with which the Funds engage in securities lending transactions. Collateral values are continuously maintained at 100% and marked to market daily. However, in the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities, including possible decline in value of the collateral or loaned securities, possible lack of access to income during this period, and expenses of enforcing its rights.

Other Fund Policies

The Funds' investment objective, which is to provide a high investment return over the selected periods of time (2001 and 2006), consistent with investments in U.S. government securities, is a fundamental policy. This means that it may not be changed without the approval of a "majority of the outstanding voting securities" of that Fund. A "majority of the outstanding voting securities" means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. In addition to the Funds' investment objective, the Fund's also have the following policies, which are fundamental and cannot be changed without a majority vote of the outstanding shares of a Fund.

1) Senior Securities: A Fund may not issue senior securities (the Funds only issue one security class), except to the extent that it is necessary to borrow money in accordance with policy (2).

2) Borrowing: A Fund may borrow money, but not in amounts in excess of 10% of its total assets taken at current value. The Funds may only borrow from banks as a temporary measure for extraordinary or emergency purposes. The Funds will not borrow to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities. Interest paid on any borrowings will reduce the Fund's net income. A Fund must repay any loan outstanding before purchasing any other securities for its portfolio.

3) Underwriting: A Fund may not underwrite securities of another issuer. A Fund, however, may purchase securities directly from an issuer thereof in accord with the Fund's investment objectives and policies. A Fund also may dispose of portfolio securities even though the federal securities laws may deem such a distribution as an underwriting.

4) Industry Concentration: A Fund may not invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

5) Real Estate: A Fund may not purchase or sell real estate, or real estate limited partnership interests.

6) Lending: A Fund may not make loans to other persons. However, to the extent it is consistent with a Fund's other investment policies a Fund may: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided that the Fund may not loan securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

7) Issuer Concentration: A Fund may not invest more than 5% of its total assets in securities, including repurchase agreements, of any one issuer, except that it may invest up to 25% of its assets without regard to this limitation. This limitation does not apply to obligations issued or guaranteed by the U.S. government or a federal agency or evidence of receipts of such securities. The Funds expect to invest solely in U.S. government securities.

8)   Margin: A Fund may not purchase securities on margin, except for the use of
     short-term   credit   necessary   for  purchases  and  sales  of  portfolio
     securities.

9) Short Sales, Options and Futures: A Fund may not make short sales of securities or maintain short positions or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

10) Collateral: A Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities held in its portfolio except as necessary in connection with borrowings to the extent permitted by policy (2).

11) Commodities: A Fund may not purchase or sell commodities or commodity contracts.

12) Oil and Gas Investments: A Fund may not invest in oil, gas or mineral related programs or leases.

13) Illiquid Securities: A Fund may invest in repurchase agreements maturing in more than seven days and in securities with legal or contractual restrictions on resale, but only to the extent that these investments do not exceed 10% of the Fund's total assets at the time of purchase.

14) Young Companies: A Fund may not invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that have not been in continuous operation for three years or more including any predecessors.

15) Other Investment Companies: A Fund may purchase securities of other investment companies, but only to the extent of 10% of the Fund's total assets. A Fund may not purchase more than 3% of the outstanding voting securities of any one investment company. A Fund also may not purchase securities in any one investment company in an amount greater than 5% of the Fund's total assets. These restrictions do not apply when a Fund purchases investment company securities in connection with a merger, consolidation, acquisition or reorganization.

16) Control: A Fund may not purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Because the Funds intend to invest solely in U.S. government securities, the Funds generally will not have to apply its policies on other types of issuers or investments.

THE FUNDS' MANAGEMENT


Board of Trustees  and Executive Officers
The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 222 West College Avenue, Appleton, WI 54919-0007:

Name, Address and Age         Position with the Funds       Principal Occupation

F. Gregory Campbell           Trustee                       President, Carthage College
d/o/b  2/16/39
2001 Alford Park Drive
Kenosha, WI 53140

Richard L. Gady               Trustee                       Vice-President of Public
d/o/b  2/28/43                                              Affairs and Chief Economist,
One ConAgra Drive                                           ConAagra, Inc. (agribusiness)
Omaha, NE 68102-5001


John O. Gilbert               Trustee*                      President and Chief
d/o/b  8/30/42                                              Executive Officer, Aid
                                                            Association for Lutherans

John H. Pender                Trustee                       Retired; formerly Senior
d/o/b  5/25/30                                              Vice-President and Chief
P.O. Box 250                                                Investment Officer, Aid
Dunbar, WV 25064-0250                                       Association for Lutherans

Edward W. Smeds               Trustee                       Retired; President, Customer
d/o/b  2/15/36                                              Service and Operations, Kraft
10 Regent Wood Road                                         Foods (food and agriculture)
Northfield, IL 60093

Lawrence M. Woods             Trustee                       Retired; formerly Executive
d/o/b  4/14/32                                              Vice-President and Director
524 Sunset Drive                                            Mobil Oil Corporation (oil
Worland, WY 82401                                           producer)

Robert G. Same                Vice-President and            Vice-President,
d/o/b  7/25/45                Secretary                     Chief Compliance Officer,
                                                            and Deputy General Counsel,
                                                            Aid Association for Lutherans; Assistant Secretary, AAL Capital
                                                            Management Corporation

Charles D. Gariboldi          Treasurer                     Assistant Vice-President,
d/o/b  2/15/56                                              Fund Accounting, Aid Association for Lutherans

Woodrow E. Eno                Assistant Secretary           Senior Vice-President,
d/o/b  4/5/46                                               Secretary and General Counsel, Aid Association for Lutherans

Steven J. Fredricks           Assistant Secretary           Attorney III, Securities and
d/o/b  7/25/70                                              Investment Law, Aid Association for Lutherans, Attorney, Azaria
                                                            Financial Services, LLP (financial
                                                            services)

* Denotes Directors who are "interested persons" of the Funds, as defined in the Investment Company Act of 1940.

Compensation


The Funds do not make payments to any of the officers for services to the Trust. The Funds, however, pay the independent Trustees (those who are not officers or employees of AAL CMC or Aid Association for Lutherans) an annual fee of $25,000. The Funds assess these fees ratably to each series of the AAL Mutual Funds. The Funds reimburse the Trustees for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. For the fiscal year ended April 30, 1999, the Funds paid an aggregate of $106,214 in Trustees' fees and expenses.


                                                                Total
                         Capacities
                                                                Compensation
                         In Which
                                            Aggregate           From Funds and
                         Remuneration
                                            Compensation        Fund Complex*
Name, Position           Received           from
                                            Funds               Paid to Trustees


F. Gregory Campbell      Trustee            $25,000             $30,000

Richard L. Gady          Trustee            $25,000             $30,000

John O Gilbert           Trustee            - 0 -               - 0 -

John H. Pender           Trustee            $25,000             $30,000

D.W. Russler**           Trustee            $18,750             $22,500

Edward W. Smeds**        Trustee            $6,250              $7,500

Lawrence M. Woods        Trustee            $25,000             $30,000

*    The Fund Complex includes the AAL Variable Product Series Fund, Inc.

** As of December 31, 1998, Mr. Russler retired from the Board of Trustees and Mr. Smeds joined the Board of Trustees


CONTROL PERSONS AND PRINCIPAL
HOLDERS OF SECURITIES
---------------------------------

Control Persons


As of April 30, 1999, no one was considered a control person of the Funds. A control person is one who has beneficial interest in more than 25% of the voting securities of a Fund or one who asserts or is adjudicated to have control of a Fund.


Principal Holders


As of April 30, 1999, there were two principal holders of the Funds' securities. Principal holders are those who own (either of record or beneficially) in excess of 5% of a Fund's outstanding shares.


Name                                                    % of Ownership
Series 2001
S. W. Heriot,Guardian                                   7.09%
9118 Little Sweden Rd.
Cook, MN 55723-8814




Management Ownership


As of April 30, 1999, the officers and Trustees owned less than 1% of the Funds' shares.


INVESTMENT ADVISORY AND OTHER SERVICES

Control


AAL CMC is the investment adviser for the Funds under an investment advisory agreement with the Trust. AAL Holdings, Inc. owns all of the shares of AAL CMC. AAL Holdings, Inc. is a wholly owned subsidiary of the Aid Association for Lutherans (AAL). AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL was formed in 1902 for the purpose of having Lutherans join together for financial security and for helping others. AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the U.S. in terms of ordinary life insurance (nearly $82 billion in force). Membership is open to Lutherans and their families. AAL offers life, health, and disability income insurance and fixed annuities to its members and all members are part of one of approximately 9,500 local AAL branches throughout the U.S. Through AAL CMC, AAL offers mutual funds and other investment products and services. AAL CMC has served as adviser to Funds from the commencement of operations. As of June 7, 1999, AAL CMC managed over $6.6 billion for the Trust.


Advisory Fees

The Funds pay the adviser an investment advisory fee computed separately and paid monthly for each Fund. Each Fund pays an advisory fee of 0.50 of 1% of the Fund's average daily net assets. Since 1995, however, the adviser has not charged the Funds an investment advisory fee. The adviser is also reimbursing each Fund's expenses in excess of 1.0%. Although the Funds do not have any intention to do so, they may discontinue or modify these waivers or reimbursements at any time.

The  Funds  have  paid  the  following   advisory  fees  to  the  adviser  since
commencement of operations:

                  The AAL U.S. Government Zero     The AAL U.S. Government Zero
                             Coupon                           Coupon
Period Ended        Target Fund Series 2001          Target Fund Series 2006
-------------       -----------------------          -----------------------
April 30, 1991*               $920                             $692
April 30, 1992               5,559                            3,815
April 30, 1993               10,418                           7,430
April 30, 1994               1,175                             833
April 30, 1995                 0                                0
April 30, 1996                 0                                0
April 30, 1997                 0                                0
April 30, 1998                 0                                0
April 30, 1999                 0                                0

-------------------------------------------------------------------------------
*    The Funds became available to the public on November 14, 1991.

Affiliated Principal Underwriter

In addition to being the adviser for The AAL Mutual Funds (Trust), AAL CMC is the principal underwriter for the Trust under a written distribution agreement with the Trust.

AAL CMC's address is:

         AAL Capital Management Corporation
         222 West College Avenue
         Appleton, Wisconsin 54919-0007.


The Trust's executive officers; Robert G. Same and Charles D. Gariboldi, also serve as officers and directors of AAL CMC, the adviser and distributor of The AAL Mutual Funds.


Advisory Services and Expenses

The adviser furnishes the Trust, at its expense, pursuant to the investment advisory agreement, with all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are affiliated persons of the adviser. The advisory duties include trading in any stocks, bonds or other securities or assets for a Fund's portfolio and placing orders and negotiating commission for these trades.

Except for the specific transfer agent and custodial activities, AAL CMC, as the adviser and distributor for the Trust, handles the other management functions of the Trust, including its investment advisory duties. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Trust, including, but not limited to:

1)   interest and taxes;

2)   brokerage commissions;

3)   insurance premiums;

4) compensation and expenses of its Trustees other than those affiliated with the adviser;

5)   legal and audit expenses;

6)   fees and expenses of the Trust's custodian and transfer agent;

7) expenses incident to the issuance of the Trust's shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends;

8) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares;

9) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;

10)  all  other  expenses   incidental  to  holding   meetings  of  the  Trust's
     shareholders;

11) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations;

12) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and

13) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The advisory agreement provides that subject to Section 36 of the Investment Company Act of 1940, the adviser shall not be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of its duties under the agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

As to the Funds, the Board of Trustees approved the advisory agreement on February 27, 1990. The Funds' shareholders approved the advisory agreement on November 12, 1991. The advisory agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not Interested Persons (as defined in the Act.)

The advisory agreement is terminable upon assignment or at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the adviser on 60 days' written notice to the Trust.

Other Services

Administrative Services

Pursuant to an administrative services agreement with the Trust, AAL CMC provides certain administrative, accounting and pricing services to the Funds. These services include: calculating the daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balance monthly; recording purchases and sales; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Adviser has agreed to provide these services at rates which would not exceed the rates charged by unaffiliated vendors for similar services. The present agreement provides that the Trust shall pay to the Funds the annual rates of payment as follows:

    The AAL U.S. Government Zero Coupon Target Fund Series 2001 - $2,500 The AAL U.S. Government Zero Coupon Target Fund Series 2006 - $2,500

The administrative services agreement will continue in effect from year to year, as long as it is approved at least annually by the Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the agreement or interest persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty upon 60 days notice by either party. The agreement provides that neither the advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except willful misfeasance, bad faith or gross negligence in the performance of their duties or by reckless disregard of their obligations and duties under the agreement.

Shareholder Maintenance Agreement

The Trust has entered into a contract with AAL CMC to provide certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.


The annual fee the Trust pays for AAL CMC to provide such shareholder services is based upon, and limited by, the difference between the current account fees actually charged by Firstar Trust Company, as transfer and dividend disbursing agent, and the normal full-service fee schedule published by Firstar Trust Company. The annual fee is also based on reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $4.80 per account, effective April30, 1999. The shareholder maintenance agreement continues in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must be approved annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days notice. The agreement provides that neither the adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreement. These fees are not currently assessed against the Funds but may be in the future.


Rule 12b-1 (Distribution) Plan

Because the Funds are no longer being sold, the distributor is waiving the 12b-1 fees under the distribution plan. The Funds will not reinstate the 12b-1 fees as they are not open to investors for new sales. The following description applies to the plan when such fees were paid.

The Trust's  distribution  plan (Plan) is written in contemplation of Rule 12b-1
(Rule) under the Investment Company Act of 1940. The Plan authorizes the distributor to make payments to any qualified person (recipient) who has rendered assistance in the distribution of a Fund's shares (such as sale or placement of a Fund's shares, or administrative assistance, such as maintenance of sub-accounting or other records). The Plan also authorizes the distributor to purchase advertising for shares of the Funds, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by the Funds, up to a limit of 0.10 of 1% of the average net assets in a given fiscal year. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years.

The Plan states that if and to the extent that any of the following payments by the Funds are considered to be "primarily intended to result in the sale of shares" issued by a Fund within the meaning of the Rule, such payments by a Fund are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan. Such costs include:

a) the costs of the preparation, printing, and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of a fund or other funds or other investments;

b) the costs of preparing, printing and mailing of all prospectuses to shareholders;

c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Funds' shares;

d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;

f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Funds' shares;

g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance;

h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and

i)   all costs of responding to telephone or mail inquiries of shareholders.

The Plan also has recognized that the costs of distribution of the Trust's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the distributor, and that the profits, if any, of the adviser are dependent primarily on the advisory fees paid by the Funds to the Adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the adviser and distributor, be considered as indirectly financing any activity that is primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Trustees"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect the distributor shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following:

a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made;

b)   the amounts of expenses and the purpose of each such expense; and

c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.


The aggregate amount paid by the Funds to the distributor under the Plan for the fiscal year ended April 30, 1999 and the manner in which this amount was spent is as follows:


Gross 12b-1 fees paid by the Funds                            $0

         Expenditures

Compensation to Registered Representatives                    $0
Other                                                         $0

The Plan as it affects the Funds' shareholders was approved by the Funds' shareholders on November 12, 1991. The Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Trust, and with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Other Service Providers

Transfer and Dividend Paying Agent

         Firstar Trust Company
         P.O. Box 2981
         615 E. Michigan Street
         Milwaukee, Wisconsin 53201-2981

As the transfer agent, Firstar handles the recordkeeping for the Funds' shares and is authorized to make the transfers of and distributions for a Fund's shares in accordance with instructions from the Funds.


Custodian

         Citibank, N.A.
         111 Wall Street
         New York, NY 10043

As the custodian, Citibank holds the assets of each Fund and provides safekeeping, clearing and other services for the Funds' portfolios.


Independent Accountants


         PricewaterhouseCoopers LLP
         100 East Wisconsin Avenue

         Suite 1500
         Milwaukee, Wisconsin 53202


The Trust's independent accountants, PricewaterhouseCoopers LLP, examine the Funds' annual financial statements, assist in the preparation of certain reports to the Securities and Exchange Commission and prepare the Trust's state and Funds' federal tax returns.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The adviser directs the placement or orders for the purchase and sale of the Funds' portfolio securities. Generally, the adviser places purchases and sales of portfolio securities with primary market makers (dealers) for these securities on a net (principal) basis, without paying any brokerage commissions. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of portfolio securities from the dealers of zero coupon securities, in particular, may include a mark-up which may be included in a spread between the bid and asked price. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

Commissions


Because the Target Funds portfolios invest in U.S. government securities, which generally trade on a principal basis through a dealer rather than on a commission basis through a broker, the Target Funds did not pay any commissions for the past three years. The Trust, which includes all of The AAL Mutual Funds series, paid a total of $3,685,438, $3,143,251, and $4,205,263 in brokerage commissions in each of the past three fiscal years ending on April 30, 1999, 1998, and 1997, respectively.


Brokerage Selection

In placing portfolio transactions, the adviser seeks the best combination of price and execution. In determining which dealers provide best execution, the adviser looks primarily to the price quoted. The adviser normally places orders with the dealer through which it can obtain the most favorable price. The adviser will normally purchase securities in their primary markets. In assessing the best net price and execution available to a Fund, the adviser will consider all factors it deems relevant. These factors include:

(1)  the breadth of the market in the security;

(2)  the price of the security;

(3)  the financial condition and execution capability of the dealer; and

(4) the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Although it is expected that sales of shares of the Funds will be made only by the distributor, the adviser may in the future consider the willingness of particular dealers to sell shares of the Funds as a factor in the selection of dealers for the Funds' portfolio transactions, subject to the overall best price and execution standard.

Assuming equal execution capabilities, the adviser may take into account other factors in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser may consider "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the adviser or its affiliates. The adviser may also cause a Fund to pay to a broker or dealer who provides such brokerage or research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The adviser must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the adviser exercises investment discretion. It is possible that certain of the services received by the adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the adviser.

CAPITAL STOCK AND OTHER SECURITIES

The Funds are separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 13, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either its shareholders or its Board of Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized eleven series which bear the name of The AAL Mutual Funds (Trust).

Each share of a Fund is entitled to participate pro rata in any dividends or other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

Each share of each Fund is entitled to one vote on each matter presented to shareholders of that Fund. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. On matters affecting an individual Fund (such as approval of advisory and sub-advisory contracts and changes in fundamental policies of a Fund) a separate vote of the shares of that Fund is required. Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of each Fund vote together in the election of Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. Notice of such disclaimer is given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

Regarding the Target Funds, Series 2001 and Series 2006, they contain only one class of shares, which are untitled but are considered to be Class A shares. The Funds' shares, when open to investors for new sales, were sold with a front-end sales charge (load). The Funds' shareholders have the right to retain and dispose of their shares freely. Each share of the Funds represents an interest in a Fund proportionately equal to the interest of each other share. As a result, if the Target Funds (and any other Funds in the Trust's series of Funds) were to liquidate, all shareholders of a Fund would share pro rata in its net assets available for distributions to shareholders of its class. In addition, each share of a Fund has a proportionate interest in any Fund distributions of interest or capital gains and a proportionate interest upon redemption (which equals the net asset value per share at the time). Shareholders may redeem their shares at any time, subject to any rights a Fund may have to suspend redemptions under the Investment Company Act of 1940.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Net Asset Value

The Funds offer their shares to the public through their distributor, AAL CMC. You can contact your AAL registered representative for information or call The AAL Mutual Funds directly at 800-553-6319. When the Funds were open for new investments, the Funds sold their shares at the public offering price (POP). The POP is based on a Fund's net asset value (NAV) per share plus a sales charge
(load):

         NAV + Sales charge = Offering Price.

A Fund determines the POP of a share by dividing its net asset value by 100% minus the sales charge percentage :

         NAV/(100%- Sales charge %)  =  Public Offering Price.

For example if a Fund's NAV is $10 per share and the maximum sales charge is 4.75%, the POP would equal $10.49 per share.

The Funds calculate the net asset value of their shares once daily on days when the New York Stock Exchange is open for business. The NYSE regularly closes on Saturdays and Sundays and on New Years' Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively. The Funds wait until after the close of the NYSE (3:00 p.m. Central Time) before calculating the value of their shares.

Net asset value is determined by dividing the total assets of the particular Fund, less all its liabilities, by the total number of shares of that Fund outstanding:

         NAV = (Assets - Liabilities) / No. Shares

Where:

         Assets     = Cash + Current Value of Securities in the Fund
         No. Shares = Number of Shares Outstanding for the Fund
         NAV        = Net Asset Value per Share for the Fund

Each Fund determines the value of securities in its portfolio through the use of pricing services approved by the Trustees. The pricing services utilize information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Money market instruments with remaining maturities of 60 days or less are valued by the amortized cost method, which the Trustees believe approximates fair value. Because of the large number of zero coupon securities available, many may not trade each day; therefore, bid and asked prices frequently are not available. In valuing such securities, then, the pricing services generally take into account institutional size, trading in similar groups of securities and any developments related to specific securities. Other securities and assets are valued in good faith at fair value using methods
(including pricing services) determined by the Trustees and applied on a consistent basis. The Trustees review the valuation of each Fund's portfolio securities through receipt of regular reports from the Adviser.

Generally, trading in U.S. government securities and other fixed income securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of the Trust's securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

The difference between the POP and the NAV (net amount invested in the Funds) is paid to the distributor, AAL CMC, the principal underwriter for The AAL Mutual Funds.

To provide an additional benefit to those who work for the Funds, the Trustees, directors and employees of the Funds and the adviser, as well as persons licensed to receive commissions for sales of The AAL Mutual Funds, may not pay a sales charge on their purchases or on the purchases made by family members residing with them. Also, to promote Lutheranism, the Funds reduce the sales charges on shares sold to Lutheran congregations and charitable organizations.

The Funds intend to pay all redemptions in cash and are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions during any period when:

a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings;

b) the Securities and Exchange Commission has by order permitted such suspension; or

c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

TAXATION OF THE FUNDS

Each of the Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gains) and is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be distributed, but not actually distributed under a prescribed formula. The formula requires each Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income includes dividends, interest (including original issue discount amortization) and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains of a Fund for a fiscal year are computed by taking into account any capital loss carryforward of such Fund to the extent allowed by the Internal Revenue Code.

If any net realized long-term capital gains in excess of net realized short-term capital losses are not distributed by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as long-term capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their shares by the difference between their pro rata share of such gains and their tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Under the federal income tax law, a portion of the difference between the purchase price and the face amount of zero coupon securities ("original issue discount") will be treated as income to any Fund holding securities with original issue discount each year, although no current payments will be received by such Fund with respect to such income. This original issue discount amortization will comprise a part of that investment company taxable income of such Fund that must be distributed to shareholders in order to maintain its qualification as a regulated investment company and to avoid federal income tax at the Fund level. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount amortization, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

Since the Funds invest primarily in zero coupon securities upon which they will not receive cash payments of interest, to the extent shareholders of the Funds elect to take their distributions in cash, these Funds may have to generate the required cash from interest earned on non-zero coupon securities from the disposition of such securities, or possibly from the disposition of some of their zero coupon securities.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the relevant Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable whether received in shares or in cash.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders. Investors are urged to consult their tax advisors with specific reference to their own tax situations, including state and local tax liability.

UNDERWRITERS

Until May 31, 1993, AAL CMC, the principal underwriter, for the Funds, offered the shares of the Funds for sale on a continuous basis through its field sales force. The Funds paid the aggregate underwriting commissions received and the amount of commissions retained by the underwriter for the last three years were as follows:


Time Period                     Aggregate Commissions       Retained Commissions
-----------                     ---------------------       --------------------
Fiscal year ended 4/30/97               $0                          $0
Fiscal year ended 4/30/98                0                           0
Fiscal year ended 4/30/99                0                           0


With respect to all commissions and other compensation, AAL CMC, the sole distributor for the Funds, does not receive any compensation in connection with redemptions and repurchases, brokerage commissions or other compensation.

CALCULATION OF PERFORMANCE DATA

From time to time, the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of their portfolio securities and the market conditions during the applicable period and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors in addition to differences in the methods used in calculating performance information, and the impact of taxes on alternative investments when comparing a particular Fund's performance to the performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return

For each of the Funds, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

         T = n/(ERV/P) - 1

Where:

T =   average annual total return;

n =   number of years and portion of a year;

ERV = ending redeemable value (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods, or fractional portion thereof, after deduction of all non-recurring charges to be deducted, assuming redemption at the end of the period; and

P = $1,000 (the hypothetical initial payment before deduction of the maximum sales load).


----------------------------------- ------------------------ -------------------
Average Annual Total Return for the

Period Ended 4/30/99

                                    Series 2001              Series 2006
                                    -----------              -----------
----------------------------------- ------------------------ -------------------
----------------------------------- ------------------------ -------------------

1-Year (total return)                1.18%                   3.57%

----------------------------------- ------------------------ -------------------
----------------------------------- ------------------------ -------------------

5-year                              6.20%                    9.04%

----------------------------------- ------------------------ -------------------
----------------------------------- ------------------------ -------------------

From Inception                      8.21%                    10.35%

----------------------------------- ------------------------ -------------------

Current Yield

Current yield quotations for the Funds are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [(((a-b)/cd)+1)^6-1]

a =   Dividends and interest earned during the period;

b =   Expenses accrued for the period (net of reimbursements);

c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and

d =   The maximum offering price per share on the last day of the period.


 For  purposes  of  this  calculation,  income  earned  on debt  obligations  is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. The yields for the Funds, Series 2001 and 2006, for the 30-day period ended April 30, 1999, were 4.20% and 4.49%, respectively. When advertising yield, a Fund will not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.


Other Performance Information

The Funds may, from time to time, include in their advertisements quotations computed for a time period, or by a method that differs from the computations described in the foregoing section.

Average Annual Total Return

The Funds may advertise an average annual total return calculation for any appropriate time period, based upon the value of a net investment in the Fund, after deduction of the maximum sales charge according to the following formula:

         T = (ERV/P)^(1/n)-1

         Where:

     T =   average annual total return;

     n =   number of years and portion of a year;

     ERV = ending redeemable value (of the hypothetical $1,000 payment) at the end of any period, after deduction of all non-recurring charges to be deducted, assuming redemption at the end of the period;

     P = $1,000 (the hypothetical initial net investment) after deduction of the sales load; and

     ^ =   raised to the power of.

----------------------------------- -------------------- -----------------------
Average Annual Total Return for the

Period Ended 4/30/99

                                    Series 2001          Series 2006
                                    -----------          -----------
----------------------------------- -------------------- -----------------------
----------------------------------- -------------------- -----------------------

1-Year (total return)               6.23%                8.69%

----------------------------------- -------------------- -----------------------
----------------------------------- -------------------- -----------------------

5-year                              7.25%                10.11%

----------------------------------- -------------------- -----------------------
----------------------------------- -------------------- -----------------------

From Inception (11/90)              8.83%                10.99%

----------------------------------- -------------------- -----------------------

Anticipated Growth Rate

The anticipated growth rate is a calculation of predicted return. Anticipated growth will consist primarily of the estimated amortization of discount on the zero coupon securities in a Fund and, to a much lesser degree, of projected cash flow on income-producing securities in excess of estimated expenses. The anticipated growth rate is the rate which, when compounded on a semi-annual basis, equates the current market value of a Zero Coupon Fund to the sum of the present values of the payments to be received from securities held in the Fund. It is calculated net of expenses on a bond-equivalent basis in order to facilitate comparison with returns obtainable from U.S. Treasury notes, bonds and stripped (zero coupon) securities, if held directly. The calculation is based on certain assumptions (See "Investment Objectives and Policies"). A shareholder who redeems prior to maturity of a Fund may experience a significantly different investment return than was anticipated at time of purchase.

Performance information for the Funds may be compared to various unmanaged indices, such as the Dow Jones Industrial Average, the S & P 500 or the Lehman Brothers Aggregate Bond Index, as well as indices of similar mutual funds. The Funds may also include in their advertising rankings published by recognized statistical services or publishers such as Lipper Analytical Services, Inc., Wiesenberger Investment Companies Services or rankings published by other comparable national services which rank mutual funds.

FINANCIAL STATEMENTS


The AAL Mutual Funds ("Trust") has filed audited financial statements, notes to financial statements and report of independent accountants for the Trust for the fiscal year ended April 30, 1999, for The AAL U.S. Government Target Funds, Series 2001 and 2006, which are incorporated by reference into this Post-Effective Amendment to this Registration Statement. Class A, Class B and Institutional shares for The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds are contained in separate prospectuses.

PART C: OTHER INFORMATION
Class A and Class B Shares


Item 23.          Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the Funds' Registration Statement on Form N-1(A) (File No. 33-12911), as amended:

(d)(i) Investment Advisory Agreement, as amended
(i) Legal Opinion
(j) Consent of Independent Auditors
(n) Financial Data Schedule
(p) Powers of Attorney

Item 24.          Persons Controlled By or Under Common Control with the Fund

AAL is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. AAL controls the following wholly-owned, direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation, a Delaware corporation that is a registered investment adviser and broker-dealer; (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; and (d) AAL Trust Company, FSB, a federally chartered thrift institution. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities.


                                                     -------------------------------
Parent Company                                       AAL
                                                     (Wisconsin corp.)

Holding Company                                      AAL Holdings, Inc.
                                                     (Delaware corp.)
                                                     -------------------------------
                      ------------------------------ ------------------------------- ----------------------------
Wholly-owned          AAL Capital Management Corp.   AAL Trust Co., FSB              North Meadows Investment
Subsidiaries of       (Delaware corp.)               (Federal charter)               Ltd.
AAL Holdings, Inc.                                                                   (Wisconsin corp.)
                      ------------------------------ ------------------------------- ----------------------------


Item 25.          Indemnification

Under Section 12 of Article Seven of the Funds' Declaration of Trust, the Funds may not indemnify any trustee, officer or employee for expenses (e.g., attorney's fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties of office ("disabling conduct").

The Funds shall indemnify their trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance
unless  it  is   ultimately   determined   that  such   person  is  entitled  to
indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) the Funds are insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Funds pursuant to the foregoing provision, or otherwise, the Funds have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Funds of expenses incurred or paid by a trustee, officer or controlling person of the Funds in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, the Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.          Business and Other Connections of the Investment Adviser

AAL Capital Management Corporation is the investment adviser ("Adviser") of the Funds. Oechsle International Advisers LLC is the sub-adviser for The AAL International Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Parts A and B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser.


Item 27.          Principal Underwriters

(a)  Not Applicable

(b)  AAL  Capital  Management   Corporation  ("AAL  CMC")  serves  as  principal
     underwriter/distributor shares of each of the Funds.

Name and Principal                       Position and Offices                   Position and Offices
Business Address                         with AAL CMC                           with the Funds
---------------------------------------- -------------------------------------- --------------------------------------
Robert G. Same                           Asst. Secretary                        Secretary
222 W. College Ave.
Appleton, WI 54919

Charles D. Gariboldi, Jr.                Asst. Vice President                   Treasurer
222 W. College Ave.
Appleton, WI 54919

Woodrow E. Eno                           Vice President, General                Assistant Secretary
222 W. College Ave.                      Counsel, Secretary and Director
Appleton, WI 54919

James H. Abitz                           Sr. Vice President and Director        None
222 W. College Avenue
Appleton, WI 54919

Paul Gocker                              Regional Vice President                None
222 W. College Avenue
Appleton, WI 54919

Michael Woldt                            Regional Vice President                None
222 W. College Avenue
Appleton, WI 54919

Penny Hill                               Regional Vice President                None
222 W. College Avenue
Appleton, WI 54919

Larry Schluesner                         Regional Vice President                None
222 W. College Avenue
Appleton, WI 54919

Walter S. Rugland                        Director                               None
4321 N. Ballard Road
Appleton, WI 54919

Steve Weber                              Director                               None
4321 N. Ballard Road
Appleton, WI 54919

Paul Stadler                             Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Lori Richardson                          Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Jeffrey Verhagen                         Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Charles Friedman                         Assistant Vice President               None
222 W. College Avenue
Appleton, WI 54919

Wendy Schmidt                            Assistant Vice President               None
4321 N. Ballard Road
Appleton, WI 54919

Carl Rudolph                             Treasurer, Director                    None
222 W. College Avenue
Appleton, WI 54919

Krien Ver Berkmoes, III                  Vice President, Chief Compliance       None
222 W. College Avenue                    Officer
Appleton, WI 54919

Stanley Herman                           Vice President, Director               None
4321 N. Ballard Road
Appleton, WI 54919

Thomas Mischka                           Vice President, Director               None
4321 N. Ballard Road
Appleton, WI 54919

Jon Stellmacher                          Vice President, Director               None
4321 N. Ballard Road
Appleton, WI 54919

Cindy Haas                               Assistant Vice President               None
4321 N. Ballard Road
Appleton, WI 54919



Item 28.          Location of Accounts and Records

The accounts, books and other documents required to be maintained by the Funds pursuant to Section 31(a) of The Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Funds and the Funds' Custodian as follows: all documents required to be maintained by Rule 31a-1(b) will be maintained by the Funds, (222 W. College Avenue, Appleton, WI 54919-0007) except that records required to be maintained by paragraph (2)(iv) of Rule 31a-1(b) will be maintained by the Custodian (Citibank, N.A., 111 Wall Street, New York, NY 10043)


Item 29.          Management Services

Not Applicable


Item 30.          Undertakings

The Registrant has elected to provide the information required under Item 5 from the N1-A in the Registrant's latest Annual Report to Shareholders under Rule 30d-1 of the Investment Company Act of 1940.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has caused this amended registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Appleton and State of Wisconsin on this day of April 6, 1999.

                                        THE AAL MUTUAL FUNDS

                                   By:  /s/ Robert G. Same
                                        ----------------------------------------
                                        Robert G. Same
                                        Vice-President and Secretary;
                                        Acting President

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Robert G. Same              Vice-President and Secretary;      June 29, 1999
-----------------------------   Acting President
Robert G. Same




/s/ Charles D. Gariboldi        Treasurer                          June 29, 1999
-----------------------------   (Principal Accounting
Charles D. Gariboldi            Financial Officer)


All of the Board of Trustees:

       F. Gregory Campbell           John O. Gilbert
       Richard L. Gady               John H. Pender
       Edward W. Smeds               Lawrence M. Woods


Robert G. Same, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Trustees of The AAL Mutual Funds pursuant to the powers of attorney duly executed by such persons.


/s/ Robert G. Same                                                 June 29, 1999
-----------------------------
Robert G. Same
Attorney-in-Fact